Earnings per share	6 Months Ended
Dec. 31, 2018
Text block [abstract]
Earnings per share
8.	Earnings per share

	Half year ended 31 Dec 2018	Half year ended 31 Dec 2017	Year ended 30 June 2018
Earnings attributable to BHP shareholders (US$M)
- Continuing operations	4,064	1,869	6,652
- Total	3,764	2,015	3,705
Weighted average number of shares (Million)
- Basic(1)	5,303	5,323	5,323
- Diluted(2)	5,318	5,338	5,337
Basic earnings per ordinary share (US cents)(3)
- Continuing operations	76.6	35.1	125.0
- Total	71.0	37.9	69.6
Diluted earnings per ordinary share (US cents)(3)
- Continuing operations	76.4	35.0	124.6
- Total	70.8	37.7	69.4

(1)

The calculation of the number of ordinary shares used in the computation of basic earnings per share is the aggregate of the weighted average number of ordinary shares of BHP Group Limited and BHP Group Plc outstanding during the period after deduction of the number of shares held by the Billiton Employee Share Ownership Plan Trust and the BHP Billiton Limited Employee Equity Trust.

(2)

For the purposes of calculating diluted earnings per share, the effect of 15 million of dilutive shares has been taken into account for the half year ended 31 December 2018 (31 December 2017: 15 million shares; 30 June 2018: 14 million shares). The Group’s only potential dilutive ordinary shares are share awards granted under employee share ownership plans. Diluted earnings per share calculation excludes instruments which are considered antidilutive.

At 31 December 2018, there are no instruments which are considered antidilutive (31 December 2017: nil; 30 June 2018: nil).

(3)	Each American Depositary Share represents twice the earnings for BHP ordinary shares.